UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022 (December 20, 2022)

ATARA BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification No.)

2380 Conejo Spectrum Street, Suite 200 Thousand Oaks, CA	91320
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 623-4211

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On December 20, 2022, Atara Biotherapeutics, Inc., a Delaware corporation (the “Company”), entered into a purchase and sale agreement (the “Purchase and Sale Agreement”) by and between the Company and HCR Molag Fund, L.P., a Delaware limited partnership (“HCR”), pursuant to which HCR agreed to pay $31,000,000 in cash to the Company in consideration for the Company’s right to receive a portion of future royalty payments and certain milestones for EbvalloTM (tabelecleucel) in Europe due to the Company from Pierre Fabre Medicament (“Pierre Fabre”) under the terms of the Company’s Commercialization Agreement with Pierre Fabre, dated October 2021, as amended by Amendment No. 1 to the Commercialization Agreement dated September 27, 2022 (the “Commercialization Agreement”).

Pursuant to the Purchase and Sale Agreement, within 15 business days after notice of EbvalloTM (tabelecleucel) approval in Europe, HCR is obligated to pay $31,000,000 to the Company. In consideration for the payment of the foregoing amounts under the Purchase and Sale Agreement, HCR is entitled to receive a portion of the tiered, sales-based royalties, in amounts ranging from the mid-single digits to significant double digits, otherwise payable by Pierre Fabre to the Company under the Commercialization Agreement. HCR is also entitled to receive a portion of certain milestone payments otherwise payable by Pierre Fabre to the Company under the Commercialization Agreement. The total royalties and milestones payable to HCR are capped between 185 percent and 250 percent of the total investment amount by HCR, dependent upon the timing of such royalties and milestones.

The Purchase and Sale Agreement contains other customary terms and conditions, including representations and warranties, covenants, and indemnification obligations in favor of each party. The foregoing description of the Purchase and Sale Agreement is a summary of the material terms, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the period ending December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ Amar Murugan
Amar Murugan
Senior Vice President, General Counsel

Dated: December 20, 2022

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